Ex. 99.1

InnerScope Hearing Technologies (OTC: INND) Reports Record Revenues for a Profitable Q2 2022 Press Release | 08/12/2022

 Financial Highlights:

  Second Quarter 2022 Consolidated Net Revenues Rose to $6,910,386 from $404,676 Compared to First Quarter 2022
  Records $3,881,620 Net Profit for Three Months Ended June 30, 2022
  $7,315,062 Year Over Year Revenue Growth for Six Months Ended June 30, 2022, compared to $47,392 for Six Months Ended June 30, 2021
  Second Quarter Positive EBT of 56%

ROSEVILLE, Calif., Aug. 12, 2022 (GLOBE NEWSWIRE) -- via InvestorWire -- InnerScope Hearing Technologies Inc. (OTC: $INND) ("InnerScope"), an emerging and disruptive leader in the Direct-to-Consumer Hearing Technology space and will be in the upcoming OTC Hearing Aid market, today reported record-setting consolidated net revenues of $6,910,386 for second-quarter ended June 30, 2022, ("Q2 2022") compared to $404,676 for first-quarter ended March 31, 2022 ("Q1 2022"). As a result, InnerScope recorded a $3,881,620 net profit for the three months ended June 30, 2022, and a Positive EBT of 56% (Earnings Before Taxes) for Q2 2022. Total consolidated net revenues were $7,315,062 for six months ended June 30, 2022, compared to $47,392 for six months ended June 30, 2021.

The consolidated net revenues (based on the GAAP revenue booked in Q2 2022) represent approximately a 1,707% increase for Q2 2022 versus Q1 2022 and a 15,435% increase versus the same period ended June 30, 2021. This quarterly report has been filed with the OTC Markets and is available to view at:
https://www.otcmarkets.com/otcapi/company/financial-report/342247/content

In addition, based on purchase orders over $4,000,000 that have already been filled and delivered, which will be recognized as revenue for the third quarter of 2022, InnerScope projects continued record-setting revenues for the remaining six months of 2022 and beyond from the anticipated monthly replenishment purchase orders as well as new purchase orders from numerous retailers.

"I am incredibly pleased to report a record-setting revenue growth and profitable second quarter of 2022," said Matthew Moore, CEO of InnerScope Hearing Technologies. "Our record-setting revenues validate our business plan and unique position as an emerging and profitable direct-to-consumer hearing aid industry leader. In addition, we plan to continue to grow our wholesale distribution network of major retailers, healthcare service companies, and pharmacy chains ("Network of Wholesale Retailers") for in-store and online purchases of InnerScope's HearingAssist and iHear branded affordable direct-to-consumer hearing aids," ("InnerScope's Hearing Aid Products") Moore continued.

"Moreover, we continue to harness the tremendous momentum and opportunities generated by our 2021 strategic acquisitions of HearingAssist and iHear. As a result, our historic second-quarter revenue performance and our pace of execution have been accelerated, which is a testament to our outstanding team of employees. We expect the record-setting revenue to continue as we are well-prepared and positioned with our current Distribution Wholesale Network for the upcoming Over-the-Counter (OTC) Hearing Aid Act ("OTC Hearing Aid Law") which allows OTC hearing aids to be sold in retail stores and pharmacies without medical exam or being fitted by a healthcare professional. The OTC Hearing Aid Law is expected to be enacted in the next few weeks. Once OTC Hearing Aid Law is enacted, we are prepared to register InnerScope's Hearing Aid Products in compliance with the FDA OTC hearing aid regulations, which in turn will be offered to our current and future Network of Wholesale Retailers to be sold in-store right off the shelf and online through each retailers' website," concluded Moore.

About InnerScope Hearing Technologies, Inc. (OTC PINK: INND):

InnerScope Hearing Technologies Inc. is a leading Direct-to-Consumer (DTC) manufacturer and distributor of FDA-registered hearing aids, hearing assistive devices, hearing health-related products, and Personal Sound Amplifier Products (PSAPs) ("Hearing Products") dedicated to addressing the global demand for affordable hearing solutions. InnerScope's Hearing Products and its business model break through the persistent barriers that prevent access to effective hearing solutions.

InnerScope's recent acquisition of iHear Medical Inc., a DTC cloud-based hearing solution provider, gives the Company access to over 40 patents and an FDA-registered manufacturing and R&D facility. In addition, InnerScope has acquired HearingAssist, an established leader in the direct-to-consumer hearing aid market with a customer base of over 400,000. These acquisitions, combined with a partnership with Atlazo Inc., a semiconductor innovator for next-generation AI smart devices, will allow InnerScope to better position itself in the direct-to-consumer hearing solutions market by selling advanced hearing products through Walmart and other major retailers.

InnerScope's full line of Hearing Products is currently available through these multiple retail/wholesale channels: Walmart Vision Centers, Walmart.com, Walmart Canada, RiteAid.com, BestBuy.com, Amazon.com, Fingerhut.com, Giant Eagle, Hy-Vee, Hartig Drug, Food City, and Cardinal Health dba RGH Enterprises Inc., which provides InnerScope products to FSAStore.com, HSAStore.com, & WellDeservedHealth.com. In-store and online Hearing Products are launching soon with more major retailers and pharmacy chains.

For information related to InnerScope Hearing Technologies' latest hearing aids and related hearing products, please visit:

http://iheardirect.com

http://hearingassist.com

For the most up-to-date information about InnerScope Hearing Technologies (OTC: INND), please visit and follow our official Twitter account @inndstock page:

https://twitter.com/inndstock

InnerScope Hyperlinks:

HearingAssist

hearing assist - Walmart.com

Acquisition of iHear Medical Inc.

Acquisition of HearingAssist

Safe Harbor

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended intended to be covered by the "safe harbor" created by those sections. Any statements that are not historical facts contained in this press release are also "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA). Such statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or maintain contractual relationships with vendors and customers, competition, general economic conditions and other factors that are detailed in our periodic reports filed with the Securities and Exchange Commission ("SEC"). We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA, Securities Act and Securities Exchange Act.

Contact:
InnerScope Hearing Technologies, Inc.
Investor Relations
ir@innd.com
833-788-0506
www.innd.com

Investor Relations Agency Contact:
Skyline Corporate Communications Group, LLC
Lisa Gray, Senior Account Manager
One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: (646) 893-5835
Email: lisa@skylineccg.com

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